Exhibit 99.3

Press Release

For Immediate Release

RBB Bancorp Appoints Robert Franko and Scott Polakoff to Board of Directors

Los Angeles, CA, April 24, 2023 – RBB Bancorp (NASDAQ:RBB) announced today the appointment of Messrs. Robert Franko and Scott Polakoff to its Board of Directors, effective April 20, 2023. Mr. Franko is also being appointed to the Board of Directors of the Bank, and Mr. Polakoff is only being appointed to the Board of Directors of RBB Bancorp at this time.

"We are pleased to welcome Bob and Scott to the RBB Board of Directors," said Dr. James Kao, Chairman of RBB Bancorp. "Their experience in the financial services industry will be invaluable to us as we seek to maximize long-term shareholder value.”

Mr. Franko has more than 35 years of commercial banking experience, most recently serving as the President & CEO of First Choice Bancorp (NASDAQ:FCBP), which was sold to Enterprise Financial Services Corp (NASDAQ:EFSC) in July 2021. Prior to joining First Choice, Mr. Franko was the founder and CEO of four different banks, including one commercial bank, one international bank, one trust bank and one industrial loan company. He holds a BS degree from the University of Notre Dame and an MBA from the Thunderbird School of International Management at Arizona State University.

Mr. Polakoff is an Executive Vice President at FinPro, Inc. which he joined in 2011 after more than 25 years of bank regulatory service. Mr. Polakoff joined the FDIC in 1983, where he worked for 22 years before becoming the Chief Operating Officer for the Office of Thrift Supervision. He holds a B.S. (Accounting) from West Chester University and is a 1992 graduate of the Southwestern Graduate School of Banking at Southern Methodist University.

Corporate Overview

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California.  As of December 31, 2022, the company had total assets of $3.9 billion. Royal Business Bank, its wholly-owned subsidiary, is a full service commercial bank, which provides business banking services to the Chinese-American communities in Los Angeles County, Orange County, and Ventura County in California, in Las Vegas, Nevada, in Brooklyn, Queens, and Manhattan in New York, in Edison, New Jersey, in the Chicago neighborhoods of Chinatown and Bridgeport, Illinois, and on Oahu, Hawaii. Bank services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, automobile lending, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County, two branches in Ventura County, one branch in Orange County, California, one branch in Las Vegas, Nevada, three branches and one loan operation center in Brooklyn, three branches in Queens, one branch in Manhattan in New York, one branch in Edison, New Jersey, two branches in Chicago, Illinois, and one branch in Honolulu, Hawaii. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its finance and operations center is located at 7025 Orangethorpe Ave., Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

David Morris, President & CEO, (714) 670-2488 Alex Ko, EVP/ Chief Financial Officer, (714) 533-7919

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”); compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; the transition away from the London Interbank Offering Rate ("LIBOR") and related uncertainty as well as the risks and costs related to our adopted alternative reference rate, including the Secured Overnight Financing Rate ("SOFR"); risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system; the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate of the rules and regulations related to the calculation of the FDIC insurance assessment amount;  the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) or other accounting standards setters, including Accounting Standards Update (“ASU” or “Update”) 2016-13 (Topic 326, “Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model (“CECL”) model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; market disruption and volatility;  fluctuations in the Bancorp’s stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuances of preferred stock; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California DFPI (formerly DBO); our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including its Annual Report as filed under Form 10-K for the year ended December 31, 2022, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect its business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by the recent outbreak of the COVID-19 pandemic. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and the Company does not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.